EXHIBIT 99.3



                              In re: Fn Estate, Inc.
                                    Debtors.

                                Case No. 03-23143

                          Reporting Period: March, 2004


            Privileged and Confidential Information may be Included

                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                               Reporting Period: March, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
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                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

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                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
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SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
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           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
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           Copies of Bank Statements                                                                  X
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           Cash disbursements journals                                                                X
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STATEMENT OF OPERATIONS                                                      MOR - 2                  X
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BALANCE SHEET                                                                MOR - 3                  X
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STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
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           Copies of IRS Form 6123 or payment receipt
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           Copies of tax returns filed during reporting period
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SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
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           Listing of aged accounts payable                                                           X
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ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
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DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

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Signature of Debtor                                                                                   Date

---------------------------------------------------------------------------                           ------------------------------
Signature of Joint Debtor                                                                             Date

/s/ R. Barry Borden                                                                                   May 27, 2004
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Signature of Authorized Individual*                                                                   Date

R. Barry Borden                                                                                       Chairman and President
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Printed Name of Authorized Individual                                                                 Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                           Reporting Period: March, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
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                                                      ACTUAL          ACTUAL
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CASH - BEGINNING OF MONTH *                     $   3,031,767     $    938,508
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RECEIPTS:
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Collection of Accounts Receivable                      29,184       11,712,937
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Asset Sale Proceeds                                        --        5,905,707
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Other                                               1,014,119        4,961,221
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   TOTAL RECEIPTS                                   1,043,304       22,579,865
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DISBURSEMENTS:
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Payroll and Related Benefits                           59,175        5,463,137
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Travel and Entertainment                                1,011           77,223
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Insurance                                                  --          162,975
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Utilities                                             348,275        9,119,753
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Occupancy                                              15,845          675,452
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Suppliers                                                  --               --
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G&A                                                   246,491        4,615,559
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   TOTAL DISBURSEMENTS                                670,797       20,114,098
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--------------------------------------------------------------------------------
   NET CASH FLOW                                      372,507        2,465,767
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CASH - END OF MONTH                             $   3,404,274     $  3,404,274
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* Ending Cash includes $314,708 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

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DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
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TOTAL DISBURSEMENTS                                               $    670,797
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Less: Transfers to Debtor In Possession Accounts
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Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
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TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $    670,797
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                               Reporting Period: March, 2004

                                                      FN Estate, Inc.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
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                                                           BANK ACCOUNTS
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                   WACHOVIA         WACHOVIA
                   OPERATING        CREDIT     SILICON                     CORP                      PETTY
                   DIP              CARD       VALLEY       HSBC *         DEBIT        HUDSON       CASH         TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $ 3,070,949.38   $     --   $ 2,388.59   $ 314,637.85   $   568.31   $15,214.69   $   515.59   $ 3,404,274.41

BANK BALANCE       $ 3,301,607.89              $ 2,388.59   $ 314,637.85   $   568.31   $15,064.69   $   515.59   $ 3,634,782.92
 Plus:
  Deposits
  In Transit                                                                                                                  --
 Less: Outstanding
  Checks              (230,658.51)                                                                                   (230,658.51)
 Other: Adjustment                                                                          150.00                        150.00
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $ 3,070,949.38   $     --   $ 2,388.59   $ 314,637.85   $   568.31   $15,214.69   $   515.59   $ 3,404,274.41
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
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$150.00 Hudson adjustment due to bank service charge made in error; will be refunded in May.
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                                                               Page 3

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                           Reporting Period: March, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                      MARCH       FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $    120,604    $ 14,620,058
Cost of Sales                                           127,224      10,648,456
                                                   -----------------------------
  GROSS MARGIN                                     $     (6,620)   $  3,971,601

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,600
  G&A Payroll Expenses                                   69,698       3,673,024
  Occupancy Expenses                                      8,996         369,180
  Bankruptcy Expenses                                   172,149       2,313,639
  General and Administrative Expenses                    20,774       3,588,708
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    271,618    $ 13,471,846
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (278,237)   $ (9,500,245)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $ (3,720,371)
  Interest Income                                         7,800          26,736
  Other                                                     100       6,598,632
  Impairment/Restructuring Charges                           --     (17,053,482)
                                                   -----------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES           $      7,901    $(14,148,486)

Provision for Income Taxes                                   --              --
                                                   -----------------------------
NET INCOME BEFORE REORGANIZATION ITEMS             $   (270,337)   $(23,648,730)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $    172,149    $  2,302,389
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    172,149    $  2,313,639

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                           Reporting Period: March, 2004

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  3,089,637
  Restricted Cash                                                       314,638

  Accounts Receivable                                                 3,878,927
  Less: Allowance for doubtful accounts                               2,570,983
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           1,307,943

  Prepaid and Other Current Assets                                      431,475

  Notes and Other Receivables - US Lec                                1,330,519

  Property and Equipment, net                                           343,327
  Other Assets                                                        1,184,809
                                                                   -------------
    TOTAL ASSETS                                                   $  8,002,348
================================================================================

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                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    489,976
  Other Accrued Liabilities                                           3,482,559
  Deferred Revenue                                                      836,476
                                                                   -------------
                                                                      4,809,012

  Other Liabilities                                                      21,482
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    4,830,494

    DUE TO RELATED COMPANIES                                         12,081,102

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                          253,357
  Priority Debt                                                         297,685
  Unsecured Debt                                                     15,718,225
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   16,269,268

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (102,109,968)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (25,178,516)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  8,002,348
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                    Case No. 03-23143
Debtors.                                                                      Reporting Period: March, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

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                          BEGINNING    AMOUNT
                             TAX      WITHHELD      AMOUNT                           CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED      PAID            DATE PAID        OR EFT      LIABILITY
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FEDERAL
===========================================================================================================
Withholding               $      --   $  8,893.70   $  8,893.70  3/11 & 3/25/04    EDT-ADP      $       --
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FICA - Employee                  --      2,539.97      2,539.97  3/11 & 3/25/04    EDT-ADP              --
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FICA - Employer              148.82      2,871.88      2,539.98  3/11 & 3/25/04    EDT-ADP          480.72
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Unemployment                  16.07         26.05         28.82  3/11 & 3/25/04    EDT-ADP           13.30
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Income                           --                                                                     --
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Other                      2,282.90                                                               2,282.90
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   TOTAL FEDERAL TAXES   $ 2,447.79   $ 14,331.60   $ 14,002.47                                 $ 2,776.92
===========================================================================================================
STATE AND LOCAL
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Withholding              $  (282.64)  $  2,186.11  $  2,186.11   3/11 & 3/25/04    EDT-ADP      $  (282.64)
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Sales                      5,754.98       (100.30)    5,871.06                                     (216.38)
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Excise                           --                                                                     --
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Unemployment and Disability  148.21        415.53       459.02   3/11 & 3/25/04    EDT-ADP          104.72
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Real Property                    --                                                                     --
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Personal Property                --                                                                     --
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Other: OPT                   310.00                                                EFT-ADP          310.00
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       State Corp                --                                                                     --
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       Local                     --                                                                     --
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   TOTAL STATE AND LOCAL $ 5,930.55  $  2,501.34   $  8,516.19                                  $   (84.30)
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TOTAL TAXES              $ 8,378.34  $ 16,832.94   $ 22,518.66                                  $ 2,692.62
===========================================================================================================

                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
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                                                               NUMBER OF DAYS PAST DUE
                                              ----------------------------------------------------------------
                                                   0-30         31-60        61-90      OVER 90      TOTAL
--------------------------------------------------------------------------------------------------------------

Accounts Payable                              $329,594.89   $ 31,983.19   $28,858.88  $11,309.38   $401,746.34
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Wages Payable                                   34,480.69                                            34,480.69
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Taxes Payable                                   15,147.82                                            15,147.82
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Rent/Leases - Building                             475.00     23,969.24           --    3,137.96     27,582.20
--------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                --            --           --   45,647.92     45,647.92
--------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
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Professional Fees                               15,000.00            --           --          --     15,000.00
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Amounts Due to Insiders *                                                                                   --
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Other:                                                                                                      --
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Other:                                                                                                      --
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TOTAL POSTPETITION DEBTS                      $394,698.40   $ 55,952.43   $28,858.88  $60,095.26   $539,604.97
==============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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                                            Page 6

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                           Reporting Period: March, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,825,311
+ Amounts billed during the period                                       88,224
- Amounts collected during the period                                   (37,193)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                2,585
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,878,927
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $   276,440
31 - 60 days old                                                        297,877
61 - 90 days old                                                         73,573
91+ days old                                                          3,231,037
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,878,927
Amount considered uncollectable (Bad Debt)                           (2,570,983)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 1,307,943
================================================================================




                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
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    MUST BE COMPLETED EACH MONTH                                     YES     NO
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1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
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2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
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3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
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4.  Have all postpetition tax returns been
    timely filed?                                                     X
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5.  Are any postpetition real estate taxes
    past due?                                                                X
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6.  Are any postpetition state or federal
    income taxes past due?                                                   X
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7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
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9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
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10. Have any postpetition loans been received
    by the debtor from any party?                                            X
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11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
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13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
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1. Assets were sold in transactions approved by the Bankruptcy Court.
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